UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report Pursuant to Section 13 or 15(d) of
the Securities Act of 1934
Date of Report (Date of Earliest Event Reported)
November 18, 2008
General Growth Properties, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-11656	42-1283895

(State or other	(Commission	(I.R.S. Employer
jurisdiction of	File Number)	Identification
incorporation)		Number)
110 N. Wacker Drive, Chicago, Illinois 60606
(Address of principal executive offices) (Zip Code)
(312) 960-5000
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
On November 18, 2008, the Board of Directors (the “Board”) of General Growth Properties, Inc. (the “Company”) approved a third amendment (the “Third Amendment”) to the Rights Agreement by and between the Company and BNY Mellon Shareholder Services (as previously amended, the “Rights Agreement”). The Third Amendment (i) extends the final expiration date of the rights to purchase Series A Junior Participating Preferred Stock, par value $100.00 per share, of the Company (the “Preferred Shares”) issued pursuant to the Rights Agreement (the “Rights”) to November 18, 2010 and (ii) amends the Rights Agreement to provide that each Right entitles the holder thereof to purchase from the Company one-third of one one-thousandth of a Preferred Share at a price of $105.00, subject to adjustment in accordance with the terms of the Rights Agreement. No other terms of the Rights Agreement are modified by the Third Amendment. Prior to the Third Amendment, the final expiration date of the Rights was November 18, 2008 and each Right entitled the holder thereof to purchase from the Company one-third of one one-thousandth of a Preferred Share at a price of $148.00.
The above description is a summary only and is qualified in its entirety by the Third Amendment, which is filed herewith as Exhibit 4.1 and which is incorporated herein by reference into this Item 1.01.
ITEM 3.03 MATERIAL MODIFICATION TO RIGHTS OF SECURITY HOLDERS
The disclosure in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference in this Item 3.03.
ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS;CHANGE IN FISCAL YEAR
On November 18, 2008, the Board adopted a resolution amending and restating the Company’s Amended and Restated Bylaws (the “Bylaws”). This further amendment and restatement of the Bylaws amends Sections 2.14 and 2.15 of the Bylaws (the “Advance Notice Provisions”). The amended Advance Notice Provisions clarify that a Company stockholder must submit advance notice of such stockholder’s intention to introduce any business at a Company stockholder meeting, including, without limitation, the nomination of director candidates or the introduction of a stockholder proposal. The Advance Notice Provisions also have been amended to (i) require expanded disclosure of direct and indirect stock ownership information, including hedging transactions, from the Company stockholder providing advance notice, together with any person associated with such stockholder (each a “Stockholder Associated Person”), (ii) require, if true, a representation from such stockholder and any Stockholder Associated Person that such person, or any group of which such person is a part, intends to solicit proxies in support of a stockholder proposal or director nominee, and (iii) require additional information regarding any proposed director nominee and impose additional requirements on such nominees, including the completion of a questionnaire in the form completed by other nominees and a representation that such proposed nominee would not enter into arrangements which would impair such nominee’s ability to as a director of the Company.
The above description is a summary only and is qualified in its entirely by the Second Amended and Restated Bylaws of the Company, which are filed herewith as Exhibit 3(ii).1 and which are incorporated herein by reference into this Item 5.03.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.
(d) Exhibits

Exhibit No.	Description

3(ii).1	Second Amended and Restated Bylaws of the Company.

4.1	Third Amendment to Rights Agreement dated as of November 18, 2008, by and between the Company and BNY Mellon Shareholder Services.

99.1	Press release titled “General Growth Announces Extension of Rights Agreement” dated November 20, 2008.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENERAL GROWTH PROPERTIES, INC.
By:	/s/ Thomas H. Nolan, Jr.
Thomas H. Nolan, Jr.
Interim President

Date: November 20, 2008

EXHIBIT INDEX

Exhibit
Number	Name

3(ii).1	Second Amended and Restated Bylaws of the Company.

4.1	Third Amendment to Rights Agreement dated as of November 18, 2008, by and between the Company and BNY Mellon Shareholder Services.

99.1	Press release titled “General Growth Announces Extension of Rights Agreement” dated November 20, 2008.